Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Riggs National Corporation's previously filed registration statements, listed as follows:


         Form                       Registration Statement Number
         ----                       -----------------------------

         S-8                        333-50185
         S-8                        333-50181
         S-3                        333-26447, 333-26447-01
         S-3                        333-21297, 333-21297-01
         S-8                        333-14609
         S-8                        33-56485
         S-8                        33-52451
         S-8                        33-51711




/s/ ARTHUR ANDERSEN LLP

Washington, D.C.
March 26, 1999